                                                                    EXHIBIT 10.5
              ----------------------------------------------

                                PLAN OF MERGER

                                     AMONG

                     PJ AMERICA, INC., EXTRA CHEESE, INC.,
                 TWICE THE CHEESE, INC., TEXTRA CHEESE CORP.,
                           PJV, INC. AND PJVA, INC.

                                      AND

                              THE SHAREHOLDERS OF
                  EXTRA CHEESE, INC., TWICE THE CHEESE, INC.,
                 TEXTRA CHEESE CORP., PJV, INC. AND PJVA, INC.
                                 NAMED ON THE
                            SIGNATURE PAGES HEREOF

                 ----------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

     Section                                                              Page
     -------                                                              ----

1.   Plan of Merger........................................................  2
     1.1    Merger of Targets into Newco...................................  2
     1.2    Effect of Operating Company Merger.............................  2
     1.3    Effective Time of the Mergers..................................  2
     1.4    Conversion of Shares...........................................  3
     1.5    Exchange of Shares.............................................  4

2.   Escrow of Closing Documents; Closing..................................  4
     2.1    Deliveries in Escrow: Escrow Date..............................  4
     2.2    Closing; Closing Date..........................................  4

3.   Additional Covenants of the Parties...................................  5
     3.1    Contribution Transaction.......................................  5
     3.2    The Delaware Merger............................................  5
     3.3    Registration Statement for Public Offering.....................  6
     3.4    Declaration and Payment of Distributions.......................  6
     3.5    Shareholder Loans..............................................  7
     3.6    Non-Competition Agreement......................................  7
     3.7    Indemnification Escrow.........................................  7
     3.8    Investment Letters.............................................  8
     3.9    Registration Rights Agreement..................................  8
     3.10   Shareholder Releases...........................................  8
     3.11   The Operating Company Income...................................  8

4.   Obligations of the Parties Prior to Closing...........................  8
     4.1    Restrictions on Capital Stock Transfers Pending Closing........  8
     4.2    Operations of Operating Companies Pending Closing..............  9
     4.3    Access to Information.......................................... 10
     4.4    Additional Actions Pending Closing; Compliance With Conditions. 10
     4.5    Negotiations With Others....................................... 10
     4.6    Notification of Breaches....................................... 11

5.   Conditions to the Obligation of PJ and Newco on Escrow Date........... 11
     5.1    Representations and Warranties Correct; Compliance With
             Covenants..................................................... 11
     5.2    No Litigation.................................................. 11
     5.3    Approvals Obtained............................................. 11
     5.4    Release and Termination of Share Restrictions.................. 11
     5.5    Registration Statement Disclosures............................. 12
     5.6    Papa John's Estoppel........................................... 12

                               TABLE OF CONTENTS
                               -----------------

     Section                                                              Page
     -------                                                              ----

6.   Conditions to Obligations of the Shareholders on Escrow Date.......... 12
     6.1    Representations and Warranties; Compliance With Covenants...... 12
     6.2    No Litigation.................................................. 12
     6.3    PJ Share Certificates Delivered................................ 12
     6.4    Approvals Obtained............................................. 13

7.   Waiver of Conditions.................................................. 13

8.   Actions on Escrow Date................................................ 13

9.   Actions at Closing; Deliveries from Escrow............................ 13
     9.1    Certificate of the Operating Companies and the Shareholders.... 14
     9.2    Certificate of PJ.............................................. 14

10.  Arbitration........................................................... 14

11.  Shareholders' Representatives......................................... 14
     11.1   Appointment of Shareholders' Representative.................... 14
     11.2   Removal; Appointment of a Successor to Shareholders'
             Representative................................................ 15
     11.3   Reimbursement of Shareholders' Representative.................. 15
     11.4   Obligations of Shareholders' Representative.................... 16
     11.5   Reliance by PJ and Newco....................................... 16

12.  Other Agreements of the Parties....................................... 16
     12.1   Expenses....................................................... 16
     12.2   Confidentiality................................................ 17
     12.3   Press Releases................................................. 17
     12.4   Further Assurances............................................. 17
     12.5   Notices........................................................ 17
     12.6   Severability of Provisions..................................... 18
     12.7   Assignment..................................................... 19
     12.8   Waiver......................................................... 19
     12.9   Exhibits....................................................... 19
     12.10  Amendments, Supplements, Etc................................... 19
     12.11  Captions; Counterparts......................................... 19
     12.12  Governing Law.................................................. 19

                                  EXHIBIT LIST

Description                                                  Exhibit


TC Articles of Merger.........................................  A
Textra Articles of Merger.....................................  B
Virginia Articles of Merger...................................  C
Summary of EC Share Exchanges.................................  D
Closing Escrow Agreement......................................  E
Delaware Articles of Merger...................................  F
Delaware Merger -- Share Exchanges............................  G
Indemnification Escrow Agreement..............................  H
Cash Deposit Percentages......................................  I
Registration Rights Agreement.................................  J

                                PLAN OF MERGER
                                --------------


     THIS PLAN OF MERGER ("Plan") is made and entered into as of July 10, 1996, pursuant to that certain Letter Agreement dated July 10, 1996, by and among PJ AMERICA, INC., a Delaware corporation ("PJ"), EXTRA CHEESE, INC., an Alabama corporation ("EC"), TWICE THE CHEESE, INC., an Alabama corporation ("TC"), TEXTRA CHEESE CORP., a Texas corporation ("Textra"), PJV, INC., a Virginia corporation ("PJV"), PJVA, INC., a Virginia corporation ("PJVA"), and the Shareholders of EC, TC, Textra, PJV and PJVA, respectively, identified on the signature page to this Plan (sometimes hereinafter collectively referred to as the "Shareholders," and individually referred to as the "EC Shareholders" "TC Shareholders," "Textra Shareholders," "PJV Shareholders" or "PJVA Shareholders").

     RECITALS:
     --------

     A. EC, TC, Textra, PJV and PJVA (sometimes hereinafter referred to collectively as the "Operating Companies" and individually as an "Operating Company") are franchisees of Papa John's International, Inc., a Delaware corporation ("Papa John's"), engaged in the pizza delivery and carry-out restaurant business in selected markets in Alabama, Texas and Virginia.

     B. The Operating Companies are parties to a binding letter agreement dated July 10, 1996 (the "Letter Agreement"), providing for the mergers of TC, Textra, PJV and PJVA (sometimes hereinafter referred to as the "Targets") with and into EC (or its subsidiary) in connection with an initial public offering of shares of EC capital stock. The respective boards of directors and shareholders of each of the Targets and of EC unanimously approved such mergers on July 4, 1996.

     C. This Plan is made pursuant to the Letter Agreement to set forth the terms of the mergers of the Targets with and into a subsidiary of EC, newly organized by EC for purposes of such mergers, in transactions intended to qualify as tax-free reorganizations pursuant to section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), by virtue of section 368(a)(2)(D) of the Code, and to set forth certain other transactions, all of which are to be consummated in connection with the initial public offering.

     D. The parties have caused PJ to be organized with the expectation that EC will merge with and into PJ immediately following the mergers and certain other transactions provided for herein, and with the further expectation that PJ (as the successor by merger to EC) will register shares of its common stock, $.01 par value per share ("PJ Shares"), with the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended ("Securities Act") and, pursuant thereto, will effect an initial public offering of PJ Shares (the "IPO") as contemplated by EC under the Letter Agreement.

     AGREEMENT:
     ---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

     1.   PLAN OF MERGER.

          1.1  MERGER OF TARGETS INTO NEWCO.    At the "Effective Time" (as
defined in Section 1.3), each of the Targets shall be merged with and into a wholly-owned subsidiary of EC, which EC shall incorporate under the laws of the State of Alabama ("Newco"), in accordance with applicable laws as soon as practicable after the date hereof (the "Operating Company Mergers"), the separate corporate existence of each of the Targets shall thereupon cease, and Newco, as the surviving corporation in the respective Operating Company Mergers (the "Surviving Corporation"), shall continue its corporate existence under the laws of the State of Alabama. The Operating Company Mergers shall be effected as follows: (i) TC shall be merged with and into Newco in accordance with the applicable laws of the State of Alabama; (ii) Textra shall be merged with and into Newco in accordance with the applicable laws of the State of Texas and the State of Alabama; and (iii) PJV and PJVA shall be merged with and into Newco in accordance with the applicable laws of the Commonwealth of Virginia and the State of Alabama.

          1.2 EFFECT OF OPERATING COMPANY MERGER. At the Effective Time of each of the respective Operating Company Mergers, the Surviving Corporation shall thereupon and thereafter possess all assets and property of every description, and every interest in the assets and property, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of the constituent corporations to the Operating Company Merger, and all obligations belonging to or due to each of such constituent corporations without further deed or act; and the title to any real estate, or any interest therein, vested in any of such constituent corporations shall not revert or in any way be impaired by reason of the Operating Company Merger. At the Effective Time, the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the constituent corporations to each of the Operating Company Mergers, and any claim existing, or action or proceeding pending, by or against any of such constituent corporations may be prosecuted to judgment, with right of appeal, as if such Operating Company Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of any of the constituent corporations shall be impaired.

          1.3 EFFECTIVE TIME OF THE MERGERS. At the "Escrow Closing" on the "Escrow Date" (defined in Section 2.1): (a) TC and EC shall execute and deliver to the "Closing Escrow Agent" (defined in Section 2.1) the Articles of Merger substantially in the form of the Articles attached hereto as Exhibit A (the "TC Articles"), together with this Plan or such other plan as shall be required under applicable law to be filed in connection with the TC Articles and in form and substance sufficient to effect the merger of TC with and into Newco; (b) Textra and EC shall execute and deliver to the Closing Escrow Agent the Articles of Merger (one for filing in Alabama and the other in Texas) substantially in the form of the articles attached hereto as

Exhibit B (collectively, the "Textra Articles"), together with this Plan or such other plan as shall be required under applicable law to be filed in connection with the Textra Articles and in form and substance sufficient to effect the merger of Textra with and into Newco; and (c) PJV, PJVA and EC shall execute and deliver to the Closing Escrow Agent the Articles of Merger (one for filing in Alabama and the other in Virginia) substantially in the form of the articles attached hereto as Exhibit C (collectively, the "Virginia Articles"), together with this Plan or such plans as shall be required under applicable law to be filed in connection with the Virginia Articles and in form and substance sufficient to effect the mergers of PJV and PJVA with and into Newco. On or prior to the "Closing" (defined in Section 2.2), the Closing Escrow Agent shall deliver the TC Articles, the Textra Articles and the Virginia Articles to the Secretary of State of Alabama, the Secretary of State of Texas and the State Corporation Commission of Virginia for filing, in accordance with applicable law. Each of the Operating Company Mergers, respectively, shall become effective on the same date and at the same time as further specified in the TC Articles, the Textra Articles and the Virginia Articles (sometimes hereinafter referred to as the "Operating Company Articles").

          1.4 CONVERSION OF SHARES. As of the Effective Time, by virtue of the Operating Company Mergers, and without any further action on the part of the holders of the shares of capital stock of TC (the "TC Shares"), Textra (the "Textra Shares"), PJV (the "PJV Shares") or PJVA (the "PJVA Shares"), as applicable, or the holders of the shares of capital stock of EC (the "EC Shares"):

               a. with respect to the merger of TC with and into Newco, (i) each of the TC Shares which is outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive .006775 EC Shares; (ii) all TC Shares which are held by TC as treasury shares shall be canceled, without payment of any further consideration; and (iii) each of the EC Shares which is outstanding immediately prior to the Effective Time shall continue to be outstanding after the Effective Time.

               b. with respect to the merger of Textra with and into Newco, (i) each of the Textra Shares which is outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive .246317 EC Shares; (ii) all Textra Shares which are held by Textra as treasury shares shall be canceled, without payment of any further consideration; and (iii) each of the EC Shares which is outstanding immediately prior to the Effective Time shall continue to be issued and outstanding after the Effective Time.

               c. with respect to the merger of PJV and PJVA with and into Newco, (i) each of the PJV Shares which is outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive .476586 EC Shares; (ii) all PJV Shares which are held by PJV as treasury shares shall be canceled, without payment of any further consideration; (iii) each of the PJVA Shares which is outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive .476586 EC Shares; (iv) all PJVA Shares which are held by PJVA as treasury shares shall be canceled, without payment of any further consideration; and (v) each of the EC Shares which is outstanding immediately prior to the Effective Time shall continue to be issued and outstanding after the Effective Time.

          1.5 EXCHANGE OF SHARES. At the Escrow Closing on the Escrow Closing the Surviving Corporation shall deliver to the Closing Escrow Agent, for delivery at the Closing to each of the Shareholders, certificates representing the EC Shares which such Shareholder is entitled to receive by virtue of the Operating Company Mergers, against delivery by such Shareholder to the Closing Escrow Agent, for delivery to the Surviving Corporation at the Closing, of certificates for all of the TC Shares, Textra Shares, PJV Shares and PJVA Shares owned or held by such Shareholder. The number of EC Shares owned by each of the Shareholders after the Operating Company Mergers and the "Contribution Transaction" (defined in Section 3.1), by virtue of such transactions and their existing ownership of EC Shares, is further summarized in Exhibit D attached hereto

     2.   ESCROW OF CLOSING DOCUMENTS; CLOSING.

          2.1 DELIVERIES IN ESCROW: ESCROW DATE. All documents, instruments, certificates (the "Closing Documents") and actions required to be taken by the parties hereto for the consummation of the transactions contemplated by this Plan shall be executed, delivered and taken by the parties hereto at 10:00 a.m., local time, at the offices of Greenebaum Doll & McDonald PLLC, 3300 National City Tower, Louisville, Kentucky 40202, within 10 days prior to the date Newco contemplates that the underwriting agreement with the underwriters for the IPO will be executed (the "Escrow Date"). The Escrow Date shall be selected by PJ, which shall provide at least three days advance notice of the Escrow Date to EC, TC, Textra, PJV, PJVA and the "Alabama Shareholders' Representative" and the "Virginia Shareholders' Representative" (as defined in Section 11.1). On the Escrow Date, the Closing Documents shall be delivered and deposited in escrow with Greenebaum Doll & McDonald PLLC as escrow agent (the "Closing Escrow Agent") pursuant to a Closing Escrow Agreement substantially in the form of Exhibit E attached hereto, to be entered into by the Closing Escrow Agent and the parties to this Plan on the Escrow Date, and shall be held by the Closing Escrow Agent pursuant to the Closing Escrow Agreement pending fulfillment of the "Closing Conditions" (as defined in Section 9) and the terms and conditions of the Closing Escrow Agreement.

          2.2 CLOSING; CLOSING DATE. The Closing Escrow Agent shall effect the consummation of the transactions contemplated in this Plan (the "Closing"), in accordance with Section 9 of this Plan and the terms of the Closing Escrow Agreement, on the same date as the initial closing of the IPO under the terms of the underwriting agreement with the underwriters (the "Closing Date"). During the period between the Escrow Date and the Closing Date, this Plan may be terminated only if (a) the Closing Conditions are not fulfilled or (b) the underwriting agreement with the underwriters to the IPO is terminated pursuant to the terms of such agreement. This Plan shall in any event terminate if (a) the Closing Date has not occurred on or before December 1, 1996, or (b) the Closing has not occurred within 30 days of the Escrow Date.

     3.   ADDITIONAL COVENANTS OF THE PARTIES.

          3.1 CONTRIBUTION TRANSACTION. As part of a single plan, contemporaneously with the Operating Company Mergers, at the Closing on the Closing Date, EC shall transfer and convey to Newco all of EC's right, title and interest in and to its business as a franchisee and operator of Papa John's restaurants and in and to all of its assets and properties, tangible and intangible, real and personal, wherever situated, other than (a) the shares of capital stock of Newco owned and held by EC, (b) the territorial rights from Papa John's which are expected to be granted to EC with respect to the Metropolitan Area of Vancouver, Canada, the Commonwealth of Puerto Rico, the counties of Kern, Santa Barbara and Ventura, in consideration of which Newco shall assume and agree to perform and discharge all of EC's debts, obligations and liabilities reflected in EC's books and records as of the Closing Date, together with all contractual liabilities relating to the assets transferred to Newco pursuant hereto (the "Contribution Transaction"). The transactions provided for in this Section 3.1 are designed to meet the requirements of section 351(a) of the Code.

          3.2  THE DELAWARE MERGER.

               a. Immediately following the Operating Company Mergers and the Contribution Transaction on the Closing Date, at the "Delaware Effective Time" (as defined in this Section 3.2.b.), EC shall be merged with and into PJ in accordance with the applicable laws of the State of Alabama and the State of Delaware (the "Delaware Merger"), the separate corporate existence of EC shall thereupon cease, and PJ, as the surviving corporation in the Delaware Merger, shall continue its corporate existence under the laws of the State of Delaware. At the Delaware Effective Time, PJ, as the surviving corporation, shall thereupon and thereafter possess all assets and property of every description, and every interest in the assets and property, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of the constituent corporations to the Delaware Merger, and all obligations belonging to or due to each of such constituent corporations without further deed or act; and the title to any real estate, or any interest therein, vested in any of such constituent corporations shall not revert or in any way be impaired by reason of the Delaware Merger. At the Delaware Effective Time, PJ, as the surviving corporation, shall thenceforth be responsible and liable for all the liabilities and obligations of each of the constituent corporations to the Delaware Merger, and any claim existing, or action or proceeding pending, by or against any of such constituent corporations may by prosecuted to judgment, with right of appeal, as if the Delaware Merger had not taken place, or PJ, as the surviving corporation, may be substituted in its
place.   Neither the rights of creditors nor any liens upon the property of either of the constituent corporations to the Delaware Merger shall be impaired.

               b. At the Escrow Closing on the Escrow Date, EC and PJ shall execute and deliver to the Closing Escrow Agent the Articles of Merger and Certificate of Merger for filing in Alabama and Delaware, respectively, substantially in the form of Exhibit F attached hereto (the "Delaware Articles"), together with this Plan or such other plans of merger as required under applicable law to be filed in connection with the Delaware Articles and in form and substance sufficient to effect the Delaware Merger. On or prior to the Closing, the Delaware Articles shall be duly delivered to the Secretary of State of Alabama and the Secretary of State of Delaware for filing in accordance with applicable law. The Delaware Merger shall become effective immediately following the Operating Company Mergers on the same date as the Operating Company Mergers, as further specified in the Delaware Articles (the "Delaware Effective Time").

               c. As of the Delaware Effective Time, by virtue of the Delaware Merger, and without any further action on the part of the holders of the EC
Shares: (i) each of the EC Shares which is outstanding immediately prior to the Delaware Effective Time shall be canceled and converted into the right to receive 12,651.21 PJ Shares; and (ii) all EC Shares which are held by EC as treasury shares shall be canceled, without payment of any further consideration. In connection with the filing of the Registration Statement of PJ in anticipation of the IPO, PJ shall have the right to adjust the number of PJ Shares that it shall issue to the Shareholders in the Delaware Merger; provided, however, that any adjustment made by PJ shall be subject to the following limitations: (a) such adjustments shall not cause any Shareholder's percentage ownership interest in PJ, after giving effect to the Delaware Merger and prior to giving effect to the IPO, to be different than the percentage ownership interest in PJ set forth opposite such Shareholder's name on Exhibit G attached hereto; and (b) such adjustment shall not cause the aggregate number of PJ Shares issued in the Delaware Merger to the Shareholders to be less than 60% of the total number of issued and outstanding PJ Shares after giving effect to the IPO, excluding for purposes of such determination any PJ Shares issuable to Papa John's upon exercise of the PJI Warrant, without the consent of the Alabama Shareholders' Representative and the Virginia Shareholders' Representative. No fractional shares shall be issued in the Delaware Merger. The PJ Shares to be received in the Delaware Merger shall be rounded to the nearest whole number.

                d. At the Escrow Closing on the Escrow Date, PJ shall deliver to the Closing Escrow Agent, for delivery at the Closing to each of the Shareholders, certificates representing the PJ Shares which such Shareholder is to receive by virtue of the Delaware Merger, as further summarized in Exhibit G attached hereto. The PJ Shares shall be issued to the Shareholders at the Closing only against delivery by such Shareholder (or their Shareholder's Representative) to the Closing Escrow Agent, for delivery to PJ at the Closing, of certificates (with stock powers duly endorsed for transfer to PJ) for all of the EC Shares owned or held by such Shareholder. The PJ Shares, upon issuance pursuant to the Delaware Merger, shall be duly authorized, validly issued, fully-paid and non-assessable, and shall be free of preemptive rights. Immediately prior to the IPO, each of the Shareholders will own and hold the percentages of issued and outstanding PJ Shares set forth opposite their respective names on Exhibit G attached hereto.

          3.3 REGISTRATION STATEMENT FOR PUBLIC OFFERING. As soon as practicable following the execution of this Plan, PJ shall prepare and file a Registration Statement on Form S-1 ("Registration Statement"), with all necessary exhibits thereto, with the SEC pursuant to the Securities Act and the rules and regulations thereunder, to register the PJ Shares for the IPO.

          3.4 DECLARATION AND PAYMENT OF DISTRIBUTIONS. On or prior to the Closing Date, each Operating Company may declare a dividend with a record date (for determination of the shareholders entitled to receive the dividend and for determination of the amount thereof) to be set at the close of business on the date immediately prior to the Closing Date; provided, in no event shall the dividend for the Operating Company exceed (a) the accumulated adjustments account of that Operating Company, determined in accordance with section 1368(e)(1) of the Code, at the record date established for the dividend or (b) the amount that the Operating Company may lawfully distribute under applicable state laws. PJ agrees that the dividends will be paid by Newco (as successor to the Targets) and by PJ (as successor to EC) within 120 days after the record date, subject only to restrictions on such distributions under applicable state law, and to the extent cash is needed by Newco to pay the dividends, PJ shall contribute or loan the cash to Newco to enable Newco to make such dividend payments.

          3.5 SHAREHOLDER LOANS. On or prior to the Closing Date, each Operating Company may authorize and, if cash is available for such purposes, pay all the outstanding indebtedness for borrowed money from its Shareholders which is disclosed on Schedule 2.1 of the Operating Company to the "Indemnification Agreement" (defined in Section 3.7.a.). If the Operating Company cannot repay these debts prior to Closing, PJ shall contribute or loan funds to Newco (as the successor of the Operating Company) in an amount sufficient to enable Newco to repay the indebtedness to former Shareholders of the Operating Company, within 15 days after the Closing Date.

          3.6 NON-COMPETITION AGREEMENT. At the Escrow Closing, each of the Shareholders shall execute and deliver to the Closing Escrow Agent, for delivery to PJ at the Closing, a non-competition agreement, in form and substance satisfactory to PJ, which shall restrict the Shareholders' competition with PJ in a manner which is similar to, but no greater than, the restrictions on such Shareholders' competition with Papa John's, as required by Papa John's in its Papa John's Franchise Agreements or otherwise (the "Non-Competition Agreement"). Each of the Operating Companies shall cause the executive officers and directors of each of the respective Operating Companies to execute and deliver to the Closing Escrow Agent, for delivery to Newco at the Closing, a Non-Competition Agreement.

          3.7  INDEMNIFICATION ESCROW.

               a. At the Escrow Closing, the Shareholders, PJ, Newco and a trust company or other commercial financial institution selected by PJ, as escrow agent (the "Indemnification Escrow Agent"), shall execute and deliver to the Closing Escrow Agent, for delivery at the Closing, an escrow agreement (the "Indemnification Escrow Agreement") in the form of Exhibit H attached hereto, providing for 10% of the PJ Shares issued to each of the Shareholders at Closing, together with $100,000 (to be allocated among and paid by each of the Shareholders as shown on Exhibit I attached hereto) (collectively, the "Escrow Funds"), to be placed in escrow to satisfy claims for indemnification made by PJ or Newco pursuant to the Indemnification Agreement executed by the parties on the date hereof (the "Indemnification Agreement"). At the Escrow Closing, each of the Shareholders shall deliver to the Closing Escrow Agent, for delivery to the Indemnification Escrow Agent at Closing, (a) a stock power duly endorsed by the Shareholder, with signature properly guaranteed, for transfer to the Indemnification Escrow Agent of 10% of the PJ Shares received by the Shareholder in connection with the Delaware Merger, and (b) a check payable to the Closing Escrow Agent, or a wire transfer of immediately available funds to an account designated by the Closing

Escrow Agent, in an amount set forth opposite their respective names on Exhibit I attached hereto.

               b. From and after the Closing, the Escrow Funds deposited with the Indemnification Escrow Agent shall be segregated into five separate and distinct accounts (sometimes referred to herein collectively as the "Escrow Accounts" and individually as an "Escrow Account") to be used for the payment and discharge of the "General Indemnified Liabilities" (defined in the Indemnification Agreement) and the "Additional Indemnified Liabilities" (defined in the Indemnification Agreement) which are particular to the Shareholders of each of the five Operating Companies, respectively. Pursuant to the Indemnification Escrow Agreement, the Indemnification Escrow Agent shall allocate and contribute the Escrow Funds to each of the respective Escrow Accounts in the proportion which the number of PJ Shares issued in the Delaware Merger to the Shareholders of an Operating Company (in respect of the Operating Company Shares held by such Shareholders) bears to the total number of PJ Shares issued in the Delaware Merger.

          3.8 INVESTMENT LETTERS. At the Escrow Closing, each of the Shareholders agrees to execute and deliver to the Closing Escrow Agent for delivery to PJ at the Closing, an investment letter ("Investment Letter") in a form satisfactory to PJ to enable it to avail itself of exemptions from registration under the Securities Act and applicable state securities laws.

          3.9 REGISTRATION RIGHTS AGREEMENT. At the Escrow Closing, PJ and the Shareholders agree to execute and deliver to the Closing Escrow Agent, for delivery at the Closing, the Registration Rights Agreement in the form of Exhibit J attached hereto, granting each Shareholder piggy-back registration rights with respect to the PJ Shares issued on or prior to the Closing to such Shareholder.

          3.10 SHAREHOLDER RELEASES. At the Escrow Closing, each Shareholder agrees to execute and deliver to the Closing Escrow Agent, for delivery to PJ at the Closing, a General Release of Claims in form and substance customary for the type of transactions contemplated hereby.

          3.11 THE OPERATING COMPANY INCOME. PJ, Newco, each Operating Company and the Shareholders shall make the election under section 1362(e)(3) of the Code so that the taxable income for the S termination year of each of the Operating Companies will not be allocated on the pro rata method.

     4.   OBLIGATIONS OF THE PARTIES PRIOR TO CLOSING.

          4.1 RESTRICTIONS ON CAPITAL STOCK TRANSFERS PENDING CLOSING. From the date hereof through the Closing Date, no Shareholder shall sell, convey, exchange, assign or otherwise transfer any Operating Company Shares, or enter into any agreement for the sale or transfer of any Operating Company Shares, (except that Operating Company Shares may be sold, conveyed, gifted or otherwise transferred to one or more immediate family member of a Shareholder or a trust established for the benefit of such family members only, or to a corporation or other entity in which such immediate family members are the sole equity owners, provided such family member agrees to be bound by all of the terms and provisions of this Plan in form and substance satisfactory to counsel to PJ), nor will any Shareholder subject any Operating Company Shares to any security interest, claim, equity, restriction, pledge, lien, charge or encumbrance of any nature whatsoever.

          4.2 OPERATIONS OF OPERATING COMPANIES PENDING CLOSING. From the date hereof through the Closing Date, unless otherwise agreed to by PJ and each of the other Operating Companies, each Operating Company will:

               a. continue its business and operations substantially in the same manner as heretofore, and will not change any accounting principle followed (except changes to the method of depreciation of the Operating Company's assets as E&Y may recommend), nor undertake any transactions or enter into any franchises, other contracts, commitments or arrangements, other than in the ordinary course of business, and will use its best efforts to preserve its present business and organization and to keep available for the benefit of Newco and PJ, without entering into any binding agreement, the services of the Operating Company's employees, and to preserve for the benefit of Newco and PJ, the good will of Papa John's, suppliers, customers and other persons having business dealings with the Operating Company;

               b. not amend its Certificate or Articles of Incorporation or Bylaws;

               c. maintain the Licenses, including, without limitation, all Papa John's Franchise Agreements, and will not take any action, or refrain from taking any action, which could cause any Licenses to be terminated, revoked, restricted or suspended;

               d. not authorize for issue or issue any additional Operating Company Shares or any other securities of any nature whatsoever;

               e. not make any investment in any other corporation, association, partnership, joint venture or other business organization or enter into, modify, terminate or waive any right under any material lease, license, franchise, contract or other instrument except in the ordinary course of business consistent with past practices of the Operating Company;

               f. not make any capital expenditures in excess of $10,000, nor make any commitment to make any capital expenditures in excess of $25,000 in the aggregate, except in connection with the operations of, or the development and opening of, Papa John's restaurants or in connection with the IPO;

               g. not dispose of or encumber, or agree to dispose of or encumber, any of its properties or assets other than in the ordinary course of business;

               h. not increase the rate or change the nature of the compensation payable to any of the directors, officers or supervisory employees of the Operating Company;

               i. not incur or agree to incur any indebtedness for borrowed money or allow any of its assets to be subjected to any security interest, pledge, mortgage, lien, charge or similar encumbrance whatsoever;

               j. maintain its level of advertising expenditures generally consistent with past expenditures;

               k. maintain all of its properties in good working order and repair and take all steps reasonably necessary to maintain its assets for the use and benefit of Newco and PJ;

               l. except as provided in Section 3.4, not declare, set aside, pay or make any dividend or other distribution to its Shareholders; and

               m. maintain its existing insurance coverage, subject to variations in amounts required by the ordinary operation of its business and otherwise in compliance in all material respects with the requirements of Papa John's, its lessors and others with whom it has contractual commitments.

          4.3 ACCESS TO INFORMATION. From the date of execution and delivery of this Plan through the Escrow Date, each Operating Company shall provide the officers, employees, attorneys, accountants and other representatives and agents of PJ, Newco and the other parties hereto free access to all records and information relating to the business and assets of the Operating Company and will permit such persons to have access to all the properties and records of the Operating Company during reasonable business hours in order that they may have full opportunity to make such investigations as they shall desire of the affairs of the Operating Company.

          4.4 ADDITIONAL ACTIONS PENDING CLOSING; COMPLIANCE WITH CONDITIONS. From the date hereof through the Closing Date, none of the parties to this Plan will take or knowingly permit to be taken any action, or do or knowingly permit to be done anything in the conduct of the business of the Operating Companies or PJ, as the case may be, or otherwise, which would be contrary to or in breach of any of the representation and warranties, terms or conditions of this Plan, or which would cause any of the representations and warranties herein to be untrue, and each of the parties hereto shall cause the deliveries for which such party is responsible at the Escrow Closing and the Closing to be made. Each party hereto agrees to cooperate fully with each other party in order to meet the conditions set forth in Sections 5 and 6. Each party hereto further agrees to use such party's best efforts, and to act in good faith, to cause the conditions precedent for which such party is responsible to be fulfilled, and to be consummated.

          4.5 NEGOTIATIONS WITH OTHERS. During the period from the date hereof through the Closing Date, each of the Operating Companies and their respective Shareholders shall not, directly or indirectly, solicit or initiate discussions or engage in negotiations with, or provide any information (other than publicly available information) to, or authorize any financial advisor or other person to solicit or initiate discussions or engage in negotiations with, or provide any information to, any person or entity or group (other than the parties to this Plan) concerning any proposal regarding a merger, consolidation, reorganization, sale of all or substantially all of the assets, sale of the outstanding capital stock or any other sale of the Operating Company in any form whatsoever. Each of the Operating Companies shall promptly notify PJ and the other Operating Companies if any such discussions or negotiations are sought to be negotiated with, or any such information is requested from, or any such proposal or possible proposal is received by, such Operating Company or any of its Shareholders.

          4.6 NOTIFICATION OF BREACHES. From the date hereof through the Closing Date, the parties to this Plan will promptly notify each other party in writing if any of the representations or warranties made by such party in this Plan becomes inaccurate or is breached, or may become inaccurate or be breached, or such party is unable to perform any agreement, covenant or condition required of such party under the terms of this Plan.

     5. CONDITIONS TO THE OBLIGATION OF PJ AND NEWCO ON ESCROW DATE. The obligation of PJ and Newco to deliver the agreements, certificates, instruments and other documents, and to take any action as contemplated in Section 8, is subject to the fulfillment, prior to or on the Escrow Date, of the following conditions (collectively, the "PJ Escrow Conditions"):

          5.1 REPRESENTATIONS AND WARRANTIES CORRECT; COMPLIANCE WITH COVENANTS. All representations and warranties of each Operating Company and its Shareholders in the Indemnification Agreement, and each of the several representations and warranties of the Shareholders made in Section 1 of the Indemnification Agreement, shall be true and correct in all material respects as of the date hereof and shall be true and correct in all material respects on the Escrow Date the same as if again made on such date. Each Operating Company and its Shareholders, and each of them, shall have performed and complied in all material respects with all of the covenants, agreements and conditions required by this Plan to be performed or complied with by them. The Operating Companies and Shareholders shall have delivered to the Closing Escrow Agent, for delivery to PJ at the Closing, certificates to the foregoing effect dated the Escrow Date.

          5.2 NO LITIGATION. No action, suit or proceeding before any court or any governmental body or other authority pertaining to the consummation of the transactions contemplated by this Plan shall have been instituted or threatened.

          5.3 APPROVALS OBTAINED. All consents, acknowledgments, authorizations and approvals required to be obtained by the Operating Companies and the Shareholders, or any of them, with respect to the transactions contemplated by this Plan shall have been obtained and delivered to the Closing Escrow Agent for delivery to PJ at the Closing.

          5.4 RELEASE AND TERMINATION OF SHARE RESTRICTIONS. PJ shall have received written releases, termination statements, or other written evidence, in form satisfactory to PJ, of the termination, release, waiver or satisfaction of all Share Restrictions on the Operating Companies Shares set forth on Schedule
1.1 to the Indemnification Agreement, each of which shall be effective prior to or as of the Closing Date.

          5.5 REGISTRATION STATEMENT DISCLOSURES. PJ shall have received assurances, commitments or indemnities from each of the Operating Companies and the Shareholders, as applicable, in form and substance satisfactory to PJ, with respect to all disclosures (as permitted by Sections 2.8 or 2.19 of the Indemnification Agreement) of facts, circumstances or conditions in the Registration Statement filed in connection with the IPO which has had, or may have, a material adverse effect on the business, financial condition, or results of operation of the Operating Company, or the prospects of PJ or Newco upon consummation of the transactions contemplated hereby, and such disclosure is not otherwise set forth in a Schedule attached hereto or otherwise accepted and waived by PJ.

          5.6 PAPA JOHN'S ESTOPPEL. PJ shall have received a letter or other instrument from Papa John's, in form satisfactory to PJ, certifying that Papa John's knows of no default by any of the Operating Companies under their respective Papa John's Franchise Agreements, and that Papa John's has no knowledge of any event which would, with notice or passage of time, constitute a default by any of the Operating Companies under their respective Papa John's Franchise Agreements.

     6. CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDERS ON ESCROW DATE. The obligations of each Operating Company and its Shareholders to deliver the agreements, certificates, instruments and other documents, and to take any action as contemplated in Section 8, are subject to the fulfillment, prior to or on the Escrow Date, of the following conditions (collectively, the "Operating Company Escrow Conditions"):

          6.1 REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH COVENANTS. All representations and warranties of PJ, and all of the representations and warranties of each of the other Operating Companies and Shareholders of such other Operating Companies, as set forth in the Indemnification Agreement shall be true and correct in all material respects as of the date hereof and shall be true and correct in all material respects on the Escrow Date the same as if again made on such date. PJ, each of the other Operating Companies and the Shareholders of such other Operating Companies, shall have performed and complied in all material respects with all of the covenants, agreements and conditions required by this Plan to be performed or complied with by them. Each of the other Operating Companies (signed by the chief executive officer, president or any vice president thereof) and the Shareholders of such other Operating Companies shall have delivered to the Closing Escrow Agent, for delivery at the Closing to the Operating Company and its Shareholders, certificates to the foregoing effect dated as of the Escrow Date. PJ shall also have delivered to the Closing Escrow Agent, for delivery at the Closing to the Shareholders, certificates to the foregoing effect dated the Escrow Date, signed by the chief executive officer, President or any Vice President of PJ.

          6.2 NO LITIGATION. No action, suit or proceeding before any court or any governmental body or other authority pertaining to the consummation of the transactions contemplated by this Plan shall have been instituted or threatened.

          6.3 PJ SHARE CERTIFICATES DELIVERED. PJ shall have delivered to the Closing Escrow Agent, for delivery to the respective Shareholders and the Indemnification Escrow

Agent, as appropriate, certificates representing the PJ Shares to be issued to each of the Shareholders pursuant to the Delaware Merger.

          6.4 APPROVALS OBTAINED. All consents, authorizations and approvals required to be obtained by PJ with respect to the transactions contemplated by this Plan, except for the order of the SEC declaring and ordering the Registration Statement for the IPO effective, and all consents, authorizations and approvals required to be obtained by each of the other Operating Companies and its Shareholders with respect to the transactions contemplated by this Plan, shall have been obtained and delivered to the Closing Escrow Agent for delivery at the Closing.

     7.   WAIVER OF CONDITIONS.  Notwithstanding the provisions of Section 5,
PJ shall have the right and power to waive any condition precedent to its obligations to consummate this Plan and the transactions herein described by giving notice of such waiver to the Operating Companies and the Virginia and Alabama Shareholder Representatives; provided, that any such waiver by PJ shall not constitute a waiver of any other condition precedent unless expressly stated otherwise therein. Notwithstanding the provisions of Section 6, each of the Operating Companies and their respective Shareholders shall have the right and power to waive any condition to their obligations to consummate this Plan and the transactions herein described by giving notice of such waiver to PJ and, as appropriate, to the other Operating Companies, as applicable; provided, that any such waiver by an Operating Company and its Shareholders shall not constitute a waiver of any other condition precedent unless expressly stated otherwise therein.

     8. ACTIONS ON ESCROW DATE. On the Escrow Date, the Closing Escrow Agent and the parties to this Plan shall execute and deliver the Closing Escrow Agreement. In addition, on the Escrow Date, the parties hereto shall take such action as is described in the Closing Escrow Agreement and in this Plan, deliver the documents, instruments and certificates described in the Closing Escrow Agreement and in this Plan to the Closing Escrow Agent, to be held in escrow by the Closing Escrow Agent for delivery on the Closing Date to the parties entitled thereto under the terms of the Closing Escrow Agreement and this Plan, all such deliveries to be made at Closing only upon fulfillment of all Closing Conditions set forth in this Plan and in the Closing Escrow Agreement.

     9. ACTIONS AT CLOSING; DELIVERIES FROM ESCROW. Subject only to the conditions precedent (the "Closing Conditions") that (a) PJ shall have received notice from the SEC of its declaration that the Registration Statement filed in connection with the IPO is effective; (b) the Closing Escrow Agent shall have received the officer and shareholder certificates set forth in this Section 9, and (c) this Plan shall not have been terminated in accordance with Section 2.2, the Closing shall occur on the Closing Date, and the Closing Escrow Agent, in accordance with the terms of the Closing Escrow Agreement, shall deliver out of escrow all documents, instruments and certificates held by it pursuant to the Closing Escrow Agreement to the appropriate parties identified and provided for in the Closing Escrow Agreement and in this Plan, and shall take all actions necessary to consummate the transactions contemplated in this Plan, including, without limitation, filing of the TC Articles, Textra Articles and the Virginia Articles as required by Section 1.3 and the Articles of Merger and Certificate of Merger as required by Section 3.2.b.

The transactions contemplated herein shall be consummated, and the Closing Escrow Agreement terminated, at the Effective Time of the Delaware Merger.

          9.1 CERTIFICATE OF THE OPERATING COMPANIES AND THE SHAREHOLDERS. At the Closing on the Closing Date, each of the Operating Companies and their respective Shareholders shall deliver to the Closing Escrow Agent (i) certificates signed by the Operating Company (by its chief executive officer, president or any vice president) and the Shareholders of such Operating Company certifying (A) that each representation and warranty of the Operating Company and its Shareholders in this Plan is true and correct in all material respects as of the Closing Date the same as if again made on such date, (B) that the Operating Company and its Shareholders have complied in all material respects with all covenants, agreements and conditions set forth in this Plan to be performed by them prior to or at the Closing, and (C) that the PJ Escrow Conditions continue to be fulfilled as of the Closing Date.

          9.2 CERTIFICATE OF PJ. At the Closing on the Closing Date, PJ shall deliver to the Closing Escrow Agent (i) a certificate signed by the Chief Executive Officer, President or any Vice President of PJ certifying (A) that the Registration Statement for the IPO has been declared effective by the SEC, together with a copy of any written notice to such effect from the SEC, if provided by the SEC, and that the Prospectus included therein has been delivered to the Shareholders, (B) that each representation and warranty of PJ in this Plan is true and correct in all material respects as of the Closing Date the same as if again made on such date, (C) that PJ has complied in all material respects with all covenants, agreements and conditions set forth in this Plan to be performed by PJ prior to or at the Closing, and (D) that the Operating Company Escrow Conditions continue to be fulfilled as of the Closing Date.

     10. ARBITRATION. Any controversy or claim arising out of or relating to this Plan between any of the parties hereto shall be determined by means of arbitration before the American Arbitration Association in Louisville, Kentucky. All claims for arbitration must be submitted to arbitration within 45 days after the expiration of the Response Period, but in no event sooner than 15 days after the Response Period if the Indemnifying Party has responded to the Claim within the Response Period. The rules of the American Arbitration Association, as the same may be amended from time to time, shall be applicable in the arbitration. Any decision or award of the arbitrator shall be final and binding upon the parties. Judgment upon the decision or award rendered by the arbitrator may be entered in any state or federal court having jurisdiction, or application may be made to such state or federal court for a judicial acceptance of the decision, award or any order of enforcement, as the case may be.

     11.  SHAREHOLDERS' REPRESENTATIVES.

          11.1 APPOINTMENT OF SHAREHOLDERS' REPRESENTATIVE. The Shareholders of PJV and PJVA do hereby irrevocably constitute and appoint Martin T. Hart and his successors appointed pursuant to Section 11.2 (the "Virginia Shareholders' Representative"), as their agent and attorney-in-fact, on behalf and on behalf of each of them, and the EC Shareholders, TC Shareholders and Textra Shareholders do hereby irrevocably constitute and appoint Michael M. Fleishman and his successors appointed pursuant to Section 11.2 (the "Alabama Shareholders' Representative"), as their agent and attorney-in-fact, on behalf of each of them: (i) to perform all acts which, by the provisions of this Plan, are to be performed by the Shareholders or, as applicable, the Virginia or Alabama Shareholders' Representative; (ii) to waive any of the provisions of and to execute and deliver such amendments to this Plan, as he, in his sole judgment, shall deem necessary or advisable; (iii) to execute and deliver such instruments and documents pursuant to this Plan as the Virginia or Alabama Shareholders' Representative, as applicable and in his sole judgment, shall deem necessary or advisable; (iv) to execute and give all notices, requests and other communications required, permitted or contemplated under this Plan, as the Virginia or Alabama Shareholders' Representative, as applicable and in his sole judgment, shall deem necessary or advisable; (v) to consent to, dispute, compromise, adjust, settle, litigate, appeal or otherwise deal with any and all set-offs, claims, breaches, obligations, liabilities, assessments, suits, actions, proceedings, liens, charges, encumbrances, orders, judgments and decrees with respect to this Plan or to refrain so to do, as the Virginia or Alabama Shareholders' Representative (as applicable) shall, in his sole judgment, deem necessary or advisable; (vi) to delegate all or any of his power or authority under this Plan to any person or entity, as Shareholders' Representative, in his sole judgment, shall deem necessary or advisable; (vii) to expend such amounts in the exercise of his rights and powers and in the performance of his duties hereunder as the Virginia or Alabama Shareholders' Representative (as applicable) shall, in his sole judgment, deem necessary or advisable; and (viii) generally to act for and on behalf of the Shareholders he is representing and each of them in all matters connected with this Plan, with the same force and effect as though such act had been taken by them, or any of them, personally. The Shareholders agree that the Alabama Shareholders' Representative or the Virginia Shareholders' Representative, as applicable, shall be the sole and exclusive person with legal capacity and standing to contest, dispute, compromise, adjust, settle, litigate, appeal or otherwise deal with PJ or Newco with respect to the indemnification of PJ or Newco as set forth in the Indemnification Agreement. This appointment and power-of-attorney is a special power-of-attorney coupled with an interest, is irrevocable and shall survive the death, disability or incapacity of each Shareholder.

          11.2 REMOVAL; APPOINTMENT OF A SUCCESSOR TO SHAREHOLDERS' REPRESENTATIVE. A majority in interest of the EC, TC and Textra Shareholders shall have the right at any time to remove the Alabama Shareholders' Representative and to designate his successor or, in the event of his death or legal disability, to designate the successor to the Alabama Shareholders' Representative. A majority in interest of the PJV and PJVA Shareholders shall have the right to, at any time, remove the Virginia Shareholders' Representative and to designate his successor or, in the event of his death or legal disability, to designate the successor to the Virginia Shareholders' Representative.

          11.3 REIMBURSEMENT OF SHAREHOLDERS' REPRESENTATIVE. The Virginia Shareholders' Representative shall be reimbursed by the PJV Shareholders and PJVA Shareholders, and the Alabama Shareholders' Representative shall be reimbursed by the EC Shareholders, TC Shareholders and Textra Shareholders, for all costs and expenses (including, but not limited to, attorneys' fees) incurred by him in the performance of his duties or the exercise of his rights and powers hereunder, including, without limitation, expenses incurred in the defense by him of any claim, suit or arbitration with respect to General Indemnified Liabilities or Additional Indemnified Liabilities or in enforcing or contesting any right in connection with any indemnification matter. Notwithstanding anything herein to the contrary, either of the

Shareholders' Representative may, at his option, require that the Shareholders that he represents proportionately advance costs and expenses reasonably anticipated by such Shareholders' Representative to be incurred hereunder. Each of the Shareholders shall indemnify the Shareholders' Representative who represents their interests and shall hold such Shareholders' Representative harmless from and against all liabilities, claims, debts, obligations, losses, damages, fees and expenses (including reasonable attorneys' fees) resulting from, or arising out of, or in connection with, the performance of his duties or the exercise of his rights and powers hereunder, including, without limitation, any action, suit or proceeding threatened or brought against him by reason of the fact that he is or was the Shareholders' Representative; provided, the indemnity herein shall not apply to any action, suit or proceeding brought by the Shareholders wherein the Shareholders' Representative is found to have acted in bad faith, engaged in willful misconduct, or been grossly negligent.

          11.4 OBLIGATIONS OF SHAREHOLDERS' REPRESENTATIVE. The duties and obligations of the respective Shareholders' Representatives appointed hereunder shall be determined solely by the express provisions of this Plan. Neither of the Shareholders' Representatives shall be liable to the Shareholders they represent by reason of any error of judgment or for any act done or step taken or omitted by him, or for any mistake of fact or law or anything which he may do or refrain from doing in connection herewith, including without limitation, any failure to dispute or contest any set-off or nonpayment of any payment, unless done in bad faith or caused by his own willful misconduct or gross negligence. Each Shareholders' Representative shall be entitled to treat as genuine, and as the document it purports to be, any letter, paper or other document furnished to him by PJ, Newco or any other party or parties, and believed by him to be genuine and to have been signed and presented by the proper party or parties.

          11.5 RELIANCE BY PJ AND NEWCO. Each of the Shareholders hereby agrees that PJ and Newco may deal solely with their appointed Shareholders' Representative as the exclusive representative of the Shareholder with reference to the matters set forth in this Section 11, that his actions are binding on the Shareholder, and that PJ and Newco has no duty to ascertain if the Shareholders' Representative is properly carrying out his obligations under this Plan, including, but not limited to, the disbursement of any funds received by him.

     12.  OTHER AGREEMENTS OF THE PARTIES.

          12.1 EXPENSES. If for any reason this Plan is terminated prior to consummation of the transactions contemplated hereby, the expenses incurred in connection with the transactions described in this Plan, the audit of each of the Operating Companies and the IPO, including, without limitation, all attorneys' fees for counsel to PJ, travel expenses and expenses incurred by EC in hiring Judy Keener as a financial consultant and Ross Davison as its Chief Financial Officer, shall be divided among and paid by each of the Operating Companies in the same aggregate percentages as the Shareholders of such Operating Company would have been entitled to share in the total PJ Shares had the Delaware Merger been consummated as contemplated hereby. Otherwise, upon consummation of the transactions contemplated hereby, such expenses shall be paid by PJ. The obligations of the Shareholders under this Section 12 shall survive any termination of this Plan, even if the Operating Company Mergers, the

Contribution Transaction, the Delaware Merger or the IPO is not consummated as contemplated by this Plan.

          12.2 CONFIDENTIALITY. All information furnished by one party to any of the others in connection with this Plan or the transactions contemplated hereby shall be kept confidential by such other party (and shall be used by it only in connection with this Plan and the transactions contemplated hereby and thereby) except to the extent that such information (i) already is known to such other party when received, (ii) thereafter becomes lawfully obtainable from other sources, or (iii) is required to be disclosed in any document filed with the SEC or any other agency of any government. In the event that the transactions contemplated by this Plan shall fail to be consummated, each party shall promptly cause all copies of documents or extracts thereof containing information and data as to another party hereto to be returned to the party furnishing such information and data. No officer, director, employee, agent or representative of any party shall have access to such confidential information other than those who have been informed of the confidential nature of such information and the covenants set forth in this Section 12.2 and who needs such access to assist the party in fulfilling its obligations under this Plan. None of the parties to this Plan, nor any of the officers, directors, employees, agents or representatives of any party to this Plan, shall disclose either the terms or the existence of this Plan to any person or entity, other than to their respective attorneys and other representatives, or to those parties (such as underwriters, investment bankers and lessors, and to the SEC and other governmental agencies, as necessary and in connection with the IPO with whom such party must communicate to consummate the transactions contemplated by this Plan.

          12.3 PRESS RELEASES. None of the Operating Companies nor the Shareholders of the respective Operating Companies shall make any press release or other public announcement concerning the transactions contemplated by this Plan without the prior consent of Newco as to the form and contents of such release or announcement, except to the extent that such may be required by law.

          12.4 FURTHER ASSURANCES. Each of the parties hereto agrees that the party will, at any time, and from time to time, either before or after the Closing Date, upon the request of the appropriate party, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required to complete the transactions contemplated by this Plan.

          12.5 NOTICES. All notices and other communications required or permitted hereunder shall be sufficiently given if in writing and personally delivered against a written receipt, if delivered to a reputable express messenger service (such as Federal Express, UPS or DHL Courier) for overnight delivery, when sent by confirmed telephone facsimile (fax) or sent by registered, express or certified U.S. mail, with postage prepaid, addressed as follows:

          If to PJ or Newco:  PJ America, Inc.
                              9109 Parkway East
                              Birmingham, Alabama 35206
                              Attn:  Douglas S. Stephens, President

               With Copy to:  Greenebaum Doll & McDonald PLLC
                              3300 National City Tower
                              Louisville, Kentucky 40202
                              Attn:  Ivan M. Diamond

     If to EC, TC or Textra:  Extra Cheese, Inc.
                              9109 Parkway East
                              Birmingham, Alabama 35206
                              Attn:  Douglas S. Stephens

          If to PJV or PJVA:  PJV, Inc.
                              4909 Augusta Avenue
                              Richmond, VA  23230
                              Attn:  Richard F. Sherman

      If to Alabama Share-
      holder Representative:  Michael M. Fleishman
                              3300 National City Tower
                              Louisville, Kentucky 40202

      If to Virginia Share-
      holder Representative:  Martin T. Hart
                              875 Race Street
                              Denver, Colorado 80206

or to such other address or addresses as any of the parties to this Plan shall furnish to the others in writing. Notices shall be deemed given when personally delivered, when delivered to an express messenger service, when transmitted by confirmed fax or when deposited in the U.S. mail in accordance with the foregoing provisions. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of personal delivery, the date of delivery by a reputable messenger service, the date of confirmation of a fax, or the date on the return receipt, as applicable.

          12.6 SEVERABILITY OF PROVISIONS. If any provisions of this Plan or the applications thereof to any person or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this Plan, or the application of such provisions to persons or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, and shall be valid and be enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed herein.

          12.7  ASSIGNMENT.   No party shall assign or delegate this Plan or any
rights, interests or obligations hereunder without the prior written consent of the other parties, except that Newco may assign, in its sole discretion, any or all of its rights and interests, without the prior written consent of the other parties, to any of its direct or indirect wholly owned subsidiaries. This Plan will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          12.8 WAIVER. Any party hereto may, by written notice to the other parties hereto, (i) extend the time for the performance of any of the obligations or other actions of the other parties under this Plan; (ii) waive any inaccuracies in the representations or warranties of the other parties contained in this Plan or in any document delivered pursuant to this Plan;
(iii) waive compliance with any of the conditions or convents of the other parties contained in this Plan; or (iv) waive or modify performance of any of the obligations of the other parties under this Plan, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any of the representations, warranties, covenants, conditions or agreements contained in this Plan. The waiver by any party hereto of a breach of any provision of this Plan shall not operate or be construed as a waiver of any subsequent breach, nor shall it.

          12.9 EXHIBITS. All Exhibits and Schedules to this Plan shall be deemed to be incorporated herein by reference and made a part hereof as if set out in full at the place where first mentioned. The Letter Agreement pursuant to which this Plan is adopted and executed, the Plan and the documents, Exhibits and Schedules incorporated herein, embody the entire agreement and understanding of the parties hereto regarding its subject matter and supersedes all prior agreements.

          12.10 AMENDMENTS, SUPPLEMENTS, ETC. This Plan may not be amended or supplemented by the parties except by an instrument in writing signed by all of the parties hereto or, where appropriate, by the Virginia Shareholders' Representative and the Alabama Shareholders' Representative on behalf of the Shareholders.

          12.11 CAPTIONS; COUNTERPARTS. The captions in this Plan are for purposes of convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Plan. This Plan may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          12.12 GOVERNING LAW. The terms of this Plan shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, pursuant to the Letter Agreement dated July 10, 1996, the parties have signed and delivered this Plan on the 26th day of August, 1996, as of the date first above written.



                                       PJ AMERICA, INC.


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------
                                                            ("PJ")



                                       EXTRA CHEESE, INC.


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       TWICE THE CHEESE, INC.


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       TEXTRA CHEESE CORP.

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                                       PJV, INC.


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       PJVA, INC.


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       --------------------------------------
                                         MICHAEL M. FLEISHMAN, individually
                                         a Shareholder of EC, TC and Textra


                                       --------------------------------------
                                         BRENDA A. FLEISHMAN, individually
                                         a Shareholder of EC


                                       --------------------------------------
                                         BRENDA A. FLEISHMAN, as Custodian
                                         of Zachary T. Fleishman, under the
                                         Kentucky Uniform Gift to Minors Act,
                                         a Shareholder of EC


                                        -------------------------------------
                                         JILL FLEISHMAN, individually
                                         a Shareholder of EC

                                       --------------------------------------
                                         JASON FLEISHMAN, individually
                                         a Shareholder of EC


                                       --------------------------------------
                                         PATTY J. O'BRIEN, individually
                                         a Shareholder of EC


                                       --------------------------------------
                                         FRANK M. KEENER, individually
                                         a Shareholder of EC, TC and Textra


                                       --------------------------------------
                                         STEPHEN P. LANGFORD, individually
                                         a Shareholder of EC, TC and Textra


                                       --------------------------------------
                                         RICHARD F. SHERMAN, individually
                                         a Shareholder of EC, TC and Textra,
                                         PJV and PJVA


                                       --------------------------------------
                                         DOUGLAS S. STEPHENS, individually
                                         a Shareholder of EC, TC and Textra


                                       --------------------------------------
                                         ADRIAN OWENS, individually,
                                         a Shareholder of TC

                                       --------------------------------------
                                         ROBERT W. CURTIS, JR., individually,
                                         a Shareholder of TC


                                       --------------------------------------
                                         PAMELA M. BAKER, individually,
                                         a Shareholder of PJV AND PJVA


                                       --------------------------------------
                                         MICHAEL J. GRISANTI, individually,
                                         a Shareholder of PJV and PJVA


                                       --------------------------------------
                                         KARA HART, individually,
                                         a Shareholder of PJV and PJVA


                                       --------------------------------------
                                         MARCINE HART, individually,
                                         a Shareholder of PJV and PJVA


                                       --------------------------------------
                                         MARTIN T. HART, individually,
                                         a Shareholder of PJV and PJVA


                                       --------------------------------------
                                         JACK A. LAUGHERY, individually,
                                         a Shareholder of PJV and PJVA


                                       --------------------------------------
                                         MARTHA C. LAUGHERY, individually,
                                         a Shareholder of PJV and PJVA

                                       --------------------------------------
                                         LISA I. O'CONNELL, individually,
                                         a Shareholder of PJV and PJVA


                                       --------------------------------------
                                         JAMES REIKEL, individually,
                                         a Shareholder of PJV and PJVA


                                       --------------------------------------
                                         CYNTHIA A. SAUNDERS, individually,
                                         a Shareholder of PJV and PJVA


                                       --------------------------------------
                                         STEPHEN M. SAUNDERS, individually,
                                         a Shareholder of PJV and PJVA


                                       --------------------------------------
                                         MERIDA L. SHERMAN, individually,
                                         a Shareholder of PJV and PJVA


                                       --------------------------------------
                                         NICHOLAS H. SHERMAN, individually,
                                         a Shareholder of PJV and PJVA

                                   EXHIBIT A

                              ARTICLES OF MERGER
                                      OF
                            TWICE THE CHEESE, INC.
                                     INTO
                                PJ CHEESE, INC.

==============================================================================


       Pursuant to provisions of Section 10-2B-11.05 of the Alabama Business Corporation Act, the undersigned corporations ("CONSTITUENT CORPORATIONS") hereby adopt the following Articles of Merger for the purpose of merging TWICE THE CHEESE, INC., an Alabama corporation ("TC"), with and into PJ CHEESE, INC., an Alabama corporation ("PJ"), which shall be the surviving entity in the Merger.

       FIRST: The Plan of Merger duly authorized and approved by each of the Constituent Corporations is attached hereto as Exhibit A and is hereby incorporated by reference as a part of these Articles of Merger.

       SECOND: TC has 1,000 outstanding shares of common stock, having $1.00 par value per share. Each such share was entitled to one vote on the merger.

                 PJ has 1,000 outstanding share of common stock, having no par value per share. Each such share was entitled to one vote on the merger.

       THIRD: All 1,000 common shares of TC voted in favor of the Plan of Merger. All 1,000 common shares of PJ voted in favor of the Plan of Merger.

       FOURTH: TC's Articles of Incorporation are filed in __________ County, Alabama and PJ's Articles of Incorporation are filed in __________ County, Alabama.

       FIFTH: The merger shall be effective as of 9:00 A.M. on ____________, 1996.

Dated: __________________

                                       TWICE THE CHEESE, INC.

                                       By:
                                          ------------------------------------
                                          Douglas S. Stephens,
                                          President

                                       PJ CHEESE, INC.

                                       By:
                                          -----------------------------------
                                          Douglas S. Stephens,
                                          President

The foregoing instrument
was prepared by:


- --------------------------
Daniel E. Fisher
Greenebaum Doll & McDonald
3300 National City Tower
Louisville, KY 40202
(502) 589-4200

                                   EXHIBIT B

                              ARTICLES OF MERGER
                                      OF
                              TEXTRA CHEESE CORP.
                                     INTO
                                PJ CHEESE, INC.

===============================================================================

        Pursuant to provisions of Section (S)10-2B-11.05 of the Alabama Business Corporation Act and Article 5.04 of the Texas Business Corporation Act, the undersigned corporations ("CONSTITUENT CORPORATIONS") hereby adopt the following Articles of Merger for the purpose of merging TEXTRA CHEESE CORP., a Texas corporation ("TEXTRA"), with and into PJ CHEESE, INC., an Alabama corporation ("PJ"), which shall be the surviving entity in the Merger.

       FIRST: The Plan of Merger duly authorized and approved by each of the Constituent Corporations is attached hereto as Exhibit A and is hereby incorporated by reference as a part of these Articles of Merger.

       SECOND: Textra has 100 outstanding shares of common stock, having $0.01 par value per share. Each such share was entitled to one vote on the merger.

                 PJ has 1,000 outstanding share of common stock, having no par value per share. Each such share was entitled to one vote on the merger.

       THIRD: All 100 common shares of Textra voted in favor of the Plan of Merger. All 1,000 common shares of PJ voted in favor of the Plan of Merger.

       FOURTH: PJ's Articles of Incorporation are filed in __________ County, Alabama.

The approval of the Plan of Merger and performance of its terms was duly authorized by all action required by the laws of the State of Alabama and by PJ's constituent documents.

       SIXTH: The merger shall be effective as of 9:00 A.M. on ____________, 1996.

Dated: ______________________

                                       TEXTRA CHEESE CORP.


                                       By:
                                          ------------------------------------
                                          Douglas S. Stephens,
                                          President

                                       PJ CHEESE, INC.

                                       By:
                                          -------------------------------------
                                          Douglas S. Stephens,
                                          President

The foregoing instrument
was prepared by:


- -----------------------------------
Daniel E. Fisher
Greenebaum Doll & McDonald
3300 National City Tower
Louisville, KY 40202
(502) 589-4200

                                   EXHIBIT C

                              ARTICLES OF MERGER
                                      OF
                           PJV, INC. AND PJVA, INC.
                                     INTO
                                PJ CHEESE, INC.


================================================================================


       Pursuant to provisions of Section 10-2B-11.05 of the Alabama Business Corporation Act and Section (S)13.1-720 of the Virginia Stock Corporation Act, the undersigned corporations ("CONSTITUENT CORPORATIONS") hereby adopt the following Articles of Merger for the purpose of merging PJV, INC., a Virginia corporation ("PJV"), and PJVA, INC., a Virginia corporation ("PJVA"), with and into PJ CHEESE, INC., an Alabama corporation ("PJ"), which shall be the surviving entity in the Merger.

       FIRST: The Plan of Merger duly authorized and approved by each of the Constituent Corporations is attached hereto as Exhibit A and is hereby incorporated by reference as a part of these Articles of Merger.

       SECOND: The Plan of Merger was submitted to the shareholders of each Virginia Constituent Corporation by its respective Boards of Directors in accordance with Chapter 13 of the Virginia Stock Corporation Act.

       THIRD: PJV has 102 outstanding shares of common stock, having $10.00 par value per share. Each such shares was entitled to one vote on the merger.

                 PJVA has 102 outstanding shares of common stock, having $10.00 par value per share. Each such share was entitled to one vote on the merger.

                 PJ has 1,000 outstanding shares of common stock, having no par value per share. Each such share was entitled to one vote on the merger.

       FOURTH: All 102 common shares of PJV voted in favor of the Plan of Merger. All 102 common shares of PJVA voted in favor of the Plan of Merger. All 1,000 common shares of PJ voted in favor of the Plan of Merger.

       FIFTH: PJ's Articles of Incorporation are filed in ___________ County, Alabama.

       SIXTH: The merger shall be effective as of 9:00 A.M. on __________, 1996.

Dated:
      -----------------------

                                          PJV, INC.

                                          By:
                                             ---------------------------------
                                          Title:
                                                ------------------------------

                                          PJVA, INC.

                                          By:
                                             ---------------------------------
                                          Title:
                                                ------------------------------

                                          PJ CHEESE, INC.

                                          By:
                                             ---------------------------------
                                             Douglas S. Stephens,
                                             President

The foregoing instrument
was prepared by:

- --------------------------
Daniel E. Fisher
Greenebaum Doll & McDonald
3300 National City Tower
Louisville, KY 40202
(502) 589-4200

                                   EXHIBIT D

                         SUMMARY OF EC SHARE EXCHANGES



EC
- --
                                                                 EC SHARES
                                         # OF      CONVERSION      AFTER
    SHAREHOLDER                         SHARES        RATIO      CONVERSION
============================================================================
    Richard F. Sherman                 17.22220       1.00        17.22220

    Frank O. Keener                    34.44440       1.00        34.44440

    Michael M. Fleishman               20.17575       1.00        20.17575

    Brenda A. Fleishman                 1.58088       1.00         1.58088

    Jill M. Fleishman                   0.15810       1.00         0.15810

    Brenda A. Fleishman, Custodian      0.23713       1.00         0.23713
    for Zachary T. Fleishman

    Jason T. Fleishman                  0.15810       1.00         0.15810

    Patty O'Brien                       0.07904       1.00         0.07904

    Stephen P. Langford                17.22220       1.00        17.22220

    Douglas S. Stephens                17.22220       1.00        17.22220
                                      =====================================
    TOTAL                             108.50000                  108.50000
                                      =====================================
TEXTRA
- ------
                                                                 EC SHARES
                                   # OF TEXTRA     CONVERSION      AFTER
    SHAREHOLDER                       SHARES          RATIO      CONVERSION
============================================================================
    Richard F. Sherman                  20          0.246317      4.926335

    Frank O. Keener                     20          0.246317      4.926335

    Michael M . Fleishman               20          0.246317      4.926335

    Stephen P. Langford                 20          0.246317      4.926335

    Douglas S. Stephens                 20          0.246317      4.926335
                                      =====================================
    TOTAL                              100                       24.631680
                                      =====================================

TWICE CHEESE
============

                           # OF TWICE                         EC SHARES
                             CHEESE         CONVERSION          AFTER
        SHAREHOLDER          SHARES           RATIO           CONVERSION
==========================================================================
    Richard F. Sherman         143            0.006775         0.968894

    Frank O. Keener            286            0.006775         1.937788

    Michael M. Fleishman       185            0.006775         1.253464

    Stephen P. Langford        143            0.006775         0.968894

    Douglas S. Stephens        143            0.006775         0.968894

    Adrian Owens                50            0.006775         0.338774

    Robert W. Curtis, Jr.       50            0.006775         0.338774
                           -----------------------------------------------
     TOTAL                   1,000                             6.775481
                           ===============================================



PJ VA. INC.
===========
                                                         EC SHARES
                           # OF PJVA    CONVERSION         AFTER
    SHAREHOLDER              SHARES     RATIO            CONVERSION
====================================================================
    Richard F. Sherman        20.875      0.476586       9.948740

    Merida L. Sherman          3.000      0.476586       1.429759

    Nicholas H. Sherman        3.000      0.476586       1.429759

    Jack A. Laughery          24.875      0.476586      11.855090

    Martha C. Laughery         2.000      0.476586       0.953173

    Martin T. Hart             5.625      0.476586       2.680798

    Cynthia A. Saunders        3.000      0.476586       1.429759

    Pamela M. Baker            3.000      0.476586       1.429759

    Marcine Hart               3.000      0.476586       1.429759


                                                                    EC SHARES
                                    # OF PJVA      CONVERSION         AFTER
  SHAREHOLDER                         SHARES         RATIO          CONVERSION
================================================================================
  Lisa I. O'Connell                    3.000        0.476586         1.429759

  Kara Hart                            3.000        0.476586         1.429759

  Michael J. Grisanti                 20.625        0.476586         9.829594

  James Reikel                         5.000        0.476586         2.382932

  Stephen M. Saunders                  2.000        0.476586         0.953173
                                    ============================================
  TOTAL                              102.000                        48.611810
                                    ============================================


PJ V. INC.
- ----------
                                                                    EC SHARES
                                    # OF PJVA      CONVERSION         AFTER
  SHAREHOLDER                         SHARES         RATIO          CONVERSION
================================================================================
  Richard F. Sherman                  20.875        0.476586         9.948740

  Merida L. Sherman                    3.000        0.476586         1.429759

  Nicholas H. Sherman                  3.000        0.476586         1.429759

  Jack A. Laughery                    24.875        0.476586        11.855090

  Martha C. Laughery                   2.000        0.476586         0.953173

  Martin T. Hart                       5.625        0.476586         2.680798

  Cynthia A. Saunders                  3.000        0.476586         1.429759

  Pamela M. Baker                      3.000        0.476586         1.429759

  Marcine Hart                         3.000        0.476586         1.429759

  Lisa I. O'Connell                    3.000        0.476586         1.429759

  Kara Hart                            3.000        0.476586         1.429759

  Michael J. Grisanti                 20.625        0.476586         9.829594

  James Reikel                         5.000        0.476586         2.382932

  Stephen M. Saunders                  2.000        0.476586         0.953173
                                    ============================================
  TOTAL                              102.000                        48.611810
                                    ============================================

               SUMMARY EC SHAREHOLDERS AFTER
               ABOVE MERGER (TOTAL # EC SHARES)

                                                  # EC
                SHAREHOLDER                      SHARES
        ================================================
         Richard F. Sherman                    43.015590

         Merida L. Sherman                      2.859518

         Nicholas H. Sherman                    2.859518

         Frank M. Keener                       41.308520

         Michael M. Fleishman                  26.355549

         Brenda A. Fleishman                    1.580880

         Jill M. Fleishman                      0.158100

         Brenda A. Fleishman, Custodian
          for Zachary T. Fleishman              0.237130

         Jason T. Fleishman                     0.158100

         Patty J. O'Brien                       0.079040

         Stephen P. Langford                   23.117430

         Douglas S. Stephens                   23.117430

         Jack A. Laughery                      23.710170

         Martha C. Laughery                     1.906345

         Martin T. Hart                         5.361597

         Cynthia A. Saunders                    2.859518

         Pamela M. Baker                        2.859518

         Marcine Hart                           2.859518

         Lisa I. O'Connell                      2.859518

         Kara Hart                              2.859518

         Michael J. Grisanti                   19.659190

         James Reikel                           4.765864

                            # EC
     SHAREHOLDER           SHARES
==================================
 Stephen M. Saunders      1.906345

 Adrian Owens             0.338774

 Robert W. Curtis, Jr.    0.338774
                        ----------
                        237.131454
                        ==========

                           CLOSING ESCROW AGREEMENT
                           ------------------------

   THIS CLOSING ESCROW AGREEMENT ("Escrow Agreement") is made and entered into as of this ______ day of August, 1996, by and among PJ AMERICA, INC., a Delaware corporation ("PJ"), _______________ , an Alabama corporation ("Newco"), EXTRA CHEESE, INC., an Alabama corporation ("EC"), TWICE THE CHEESE, INC., an Alabama corporation ("TC"), TEXTRA CHEESE CORP., a Texas corporation ("Textra"), PJV, INC., a Virginia corporation ("PJV"), PJVA, INC., a Virginia corporation ("PJVA"), and the Shareholders of EC, TC, Textra, PJV and PJVA, respectfully, identified on the signature page to this Agreement (sometimes hereinafter collectively referred to as the "Shareholders," and individually referred to as the "EC Shareholders" "TC Shareholders," "Textra Shareholders," "PJV Shareholders" or "PJVA Shareholders"). and GREENEBAUM DOLL & MCDONALD PLLC of Louisville, Kentucky ("Closing Escrow Agent").

   RECITALS:
   ---------

   A. PJ, EC, TC, Textra, PJV, PJVA and the Shareholders are parties to that certain binding letter agreement dated July 10, 1996 and a Plan of Merger dated as of July 10, 1996 (collectively, the "Merger Agreement") providing for (i) (x) the merger of TC, Textra, PJV and PJVA into Newco, the newly organized subsidiary of EC (the "Operating Company Mergers") (y) the contribution for substantially all of the assets of EC to, and assumption of all of EC's liabilities by, Newco (the "Contribution Transaction") and (ii) immediately thereafter, for the merger of EC with and into PJ (the "Delaware Merger"), with the result that the Shareholders will receive issued and outstanding shares of the common stock, $0.01 par value per share, of PJ ("PJ Shares") immediately prior to an initial public offering of the PJ Shares by PJ.

   B. Pursuant to the Merger Agreement, Newco and the Shareholders agreed to execute and deliver certain agreements, certificates, instruments and other documents to the Closing Escrow Agent, to be held in escrow pending satisfaction of the Closing Conditions (as defined in the Merger Agreement) and the terms and conditions of this Agreement, at which time the agreements, certificates, instruments and other documents are to be released from escrow and delivered to the appropriate parties as provided herein.

   C. Closing Escrow Agent has agreed to accept, hold and disburse the agreements, certificates, instruments and other documents delivered hereunder in accordance with the terms of this Agreement.

   AGREEMENT:
   ----------

   NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, it is agreed by and among the parties hereto as follows:

                                   EXHIBIT E
                                   ---------

   1. CAPITALIZED TERMS. Capitalized terms used herein shall have the same meaning given such terms in the Merger Agreement or the Indemnification Agreement dated as of July 10, 1996 (the "Indemnification Agreement"), unless otherwise defined herein.

   2. APPOINTMENT OF CLOSING ESCROW AGENT. PJ, Newco, the Operating Companies and the Shareholders hereby constitute and appoint Closing Escrow Agent as their agent for the purpose of holding and disbursing all Closing Documents (as defined in Section 3) delivered to it hereunder and effecting the consummation of the transactions contemplated by the Merger Agreement (the "Closing"), and Closing Escrow Agent hereby accepts such appointment, upon the terms and conditions set forth herein.

   3. Deposit of Documents. Simultaneously with the execution hereof, PJ, the Operating Companies and the Shareholders have deposited the following agreements, articles, certificates, instruments and documents with Closing Escrow Agent, fully executed where appropriate, to be held by Closing Escrow Agent pursuant to this Agreement for delivery upon the Closing to the parties entitled thereto, upon fulfillment of all Closing Conditions.

     3.1 DEPOSIT BY TARGET COMPANIES AND NEWCO. On the date hereof, the Target Companies and Newco deposited with the Closing Escrow Agent (a) the TC Articles, together with the Plan of Merger or such other plans or agreements of merger as required under Section 1.3 of the Merger Agreement, (b) the Textra Articles, together with the Plan of Merger or such other plans or agreements of merger as required under Section 1.3 of the Merger Agreement, and (c) the Virginia Articles, together with the Plan of Merger or such other plans or agreements of merger as required under Section 1.3 of the Merger Agreement, all for delivery and filing in accordance with applicable law, by the Closing Escrow Agent on or prior to the Closing Date as follows: the TC Articles and such plans for filing with the Secretary of State of Alabama; the Textra Articles and such plans for filing with the Secretary of State of Texas and the Secretary of State of Alabama; and the Virginia Articles and such plans for filing with the State Corporation Commission of Virginia and the Secretary of State of Alabama.

     3.2 DEPOSIT BY EACH OF THE OPERATING COMPANIES AND THEIR SHAREHOLDERS. On the date hereof, each of the Operating Companies and the Shareholders of each of such Operating Companies, for themselves or with respect to their interest in the Operating Companies (as the context requires), deposited with the Closing Escrow Agent the following agreements, certificates, instruments and documents (duly executed where appropriate) (collectively, the "Operating Company Documents"), receipt of which Closing Escrow Agent hereby acknowledges, for delivery to PJ (except for the checks and stock powers described in subsections b. and d., respectively, which shall be delivered to Indemnification Escrow Agent) at the Closing:

          a. Certificates for all of the Operating Company Shares owned by each such Shareholder that are to be cancelled in the Operating Company Mergers, with stock powers duly endorsed in blank for transfer on the books of the Target Company;

          b. checks made payable to the Closing Escrow Agent, for delivery to the Indemnification Escrow Agent at the Closing, with each Shareholder delivering a check made payable to the Closing Escrow Agent in an amount set forth opposite their name on Exhibit I to the Merger Agreement;

          c. stock powers duly endorsed in blank by each of the Shareholders covering the EC Shares which are to be held by each of the Shareholders after the Operating Company Merger and the Contribution Transaction;

          d. stock powers duly endorsed in blank by each of the Shareholders covering the PJ Shares to be deposited by each of such Shareholders with the Indemnification Escrow Agent pursuant to the Merger Agreement and the Indemnification Escrow Agreement;

          e. a copy of the resolutions duly adopted by the Board of Directors of the Operating Company and a copy of the resolutions duly adopted by the Shareholders of such Operating Company, both certified by the Secretary of such Operating Company as being in full force and effect at the time of delivery, authorizing the execution and delivery of the Merger Agreement and the consummation and performance of the transaction provided for therein;

          f. Investment Letters of the Shareholders in a form approved by PJ, as provided in the Merger Agreement;

          g. the Non-Competition Agreements of the Shareholders and the officers and directors of the Operating Company as required by Section 3.6 of the Merger Agreement;

          h. the General Release of Claims of the Shareholders as required by
Section 3.10 of the Merger Agreement;

          i. all consents, authorizations and approvals of the Shareholders referenced in Schedule 2.4 of the Operating Company;

          j. the stock transfer and minute books and records of the Operating Company;

          k. the releases, termination statements or written evidence of the termination, release, waiver and satisfaction of all Share Restrictions set forth on Schedule 1.1 to the Indemnification Agreement;

          l. a certificate of good standing from the Secretary of State of the state of incorporation of the Operating Company, and from each Secretary of State where the Operating Company is qualified to do business as a foreign corporation;

          m. a certificate signed by the Shareholders and the Operating Company certifying as to the fulfillment of the conditions set forth in Sections 5.1 and
5.2 of the Merger Agreement as of the date hereof;

          n. a certificate signed by the Shareholders certifying as to the fulfillment of the conditions set forth in Sections 5.1 and 5.2 of the Merger Agreement as of the Closing Date;

          o. the estoppel letter or certificate of Papa John's provided for in
Section 5.6 of the Merger Agreement; and

          p. such other documents as may be requested by PJ or Newco or either of them deems reasonably necessary to effect the Closing.

     3.3 DEPOSIT BY EC. On the date hereof, and in addition to the deposits made by EC and its Shareholders pursuant to Section 3.2 hereof, EC deposited with the Closing Escrow Agent the following agreements, certificates, instruments and documents to (duly executed where appropriate) (the "EC Contribution Documents"), receipt of which the Closing Escrow Agent hereby acknowledges, for delivery to Newco at the Closing:

          a. a general instrument of conveyance, transfer and assignment and other good and sufficient instruments of sale, assignment and conveyance and transfer in recordable form, as shall be sufficient to convey, transfer and assign to Newco all of EC's rights, title and interests in and to the assets and properties of EC to be transferred and conveyed to Newco in the Contribution Transaction;

          b. all consents required for the assignment and transfer by EC to Newco of its assets and for assumption by Newco of its liabilities as contemplated by the Merger Agreement;

          c. certificates representing the number of EC Shares to be delivered to each of the respective Shareholders in the Operating Company Mergers pursuant to Section 1 of the Merger Agreement;

          d. such other documents as may be requested by PJ or Newco as either of them deems reasonably necessary to effect the Closing.

     3.4 DEPOSIT BY NEWCO. On the date hereof, Newco deposited with the Closing Escrow Agent the following agreements, certificates, instruments and documents (duly executed where appropriate) (collectively, the "Newco Documents"), receipt of which the Closing Escrow Agent hereby acknowledges, for delivery to EC and the Operating Companies, or Shareholders of the Operating Companies at the
Closing:

          a. an assumption agreement pursuant to which Newco will assume all of the liabilities of EC as the same shall exist on the Closing Date, as provided for in the Contribution Transaction;

          b. a certificate of good standing from the Secretary of State of Alabama;

          c. copies of the resolutions duly adopted by the Board of Directors of Newco, and a copy of the resolution duly adopted by PJ as the sole Shareholder of Newco, which shall be full force and effect at the time of delivery, authorizing, approving and adopting the Merger Agreement, the Indemnification Agreement and the consummation and performance of the transactions contemplated by the Merger Agreement and the Indemnification Agreement, certified by the Secretary of Newco; and

          d. such other documents as reasonably requested by the Operating Companies and the Shareholders in order to effectuate the Operating Company Mergers, the Contribution Transaction and the other transactions contemplated by the Merger Agreement.

     3.5 DEPOSIT BY PJ. On the date hereof, PJ deposited with the Closing Escrow Agent the following agreements, certificates, instruments and documents (duly executed where appropriate) (collectively, the "PJ Documents"), receipt of which Closing Escrow Agent hereby acknowledges, for delivery to the Shareholders of the respective Operating Companies (except as otherwise noted in subsection b. for delivery to the Indemnification Escrow Agent) at the Closing:

          a. Copies of the resolutions duly adopted by the Board of Directors of PJ, which shall be in full force and effect at the time of delivery, authorizing, approving and adopting the Merger Agreement, the Indemnification Agreement and the consummation and performance of the transactions contemplated by the Merger Agreement and the Indemnification Agreement, certified by the Secretary of PJ;

          b. certificates representing the number of PJ Shares to be delivered to each of the respective Shareholders in the Delaware Merger pursuant to
Section 3.2 of the Merger Agreement, including, without limitation, certificates for each Shareholder that represents 10% of the total PJ Shares (the "Indemnity Shares") to be issued to such Shareholder in the Delaware Merger for delivery at Closing by the Closing Escrow Agent to the Indemnification Escrow Agent to be held by the Indemnification Escrow Agent pursuant to the Indemnification Escrow Agreement;

          c. a certificate of good standing from the Secretary of State of Delaware;

          d. a certificate signed by the Chief Executive Officer of PJ certifying as to the fulfillment of the conditions set forth in Sections 6.1 and
6.2 of the Merger Agreement as of the date hereof;

          e. a certificate signed by the Chief Executive Officer of PJ certifying as to the fulfillment of the conditions set forth in Sections 6.1 and
6.2 of the Operating Agreement as of the Closing Date; and

          f. such other documents as requested by the Virginia Shareholders' Representative or the Alabama Shareholders' Representative as either of them deems reasonably necessary to effect the Closing.

     3.6 DEPOSIT BY PJ. NEWCO AND THE SHAREHOLDERS. On the date hereof, PJ, Newco and the Shareholders, where appropriate, executed and deposited with the Closing Escrow Agent the following agreements, receipt of which the Closing Escrow Agent hereby acknowledges, for delivery to the parties signatory to such agreements at the Closing:

          a. the Indemnification Escrow Agreement in the form of Exhibit H attached to the Merger Agreement; and

          b. the Registration Rights Agreement in the form of Exhibit J attached to the Merger Agreement.

     3.7 DEPOSIT BY PJ AND EC. On the date hereof, PJ and EC deposited with the Closing Escrow Agent the Delaware Articles, together with the Plan of Merger or such other plans or agreements of merger as required under Section 3.2.b. of the Merger Agreement, for delivery and filing on the Closing Date with the Secretary of State of Alabama and the Secretary of State of Delaware, in accordance with applicable law.

   4. CLOSING OF TRANSACTIONS; ACTIONS AT CLOSING. The transactions provided for in the Merger Agreement shall close, and the Closing Escrow Agent shall date and deliver the agreements, certificates, instruments and documents deposited with and held by it pursuant to this Agreement, to the appropriate parties identified and provided for in Section 3 hereof, and shall take all actions necessary to consummate the transactions contemplated in the Merger Agreement, only upon the Closing Escrow Agent's determination that the following conditions precedent to the closing of the transactions provided for in the Merger Agreement are satisfied: (a) the Registration Statement filed by PJ in connection with the IPO has been declared effective by the SEC; (b) the officer and shareholder certificates set forth in Section 9 of the Merger Agreement shall have been received, and (c) this Agreement shall not have been terminated in accordance with Section 2.2 of the Merger Agreement. Upon completion of the delivery and actions specified herein, the escrow established hereby shall terminate and the Operating Company Mergers, the Contribution Transaction and the Delaware Merger, and all other transactions contemplated in the Agreement of Merger shall have occurred.

   5. DUTIES, OBLIGATIONS AND RIGHTS OF CLOSING ESCROW AGENT. The duties and obligations of Closing Escrow Agent shall be determined solely by the express provisions of this Escrow Agreement, and Closing Escrow Agent shall be under no obligation to refer to any other documents between the parties related in any way to this Escrow Agreement, except for interpretation of certain defined terms herein or for the notices specifically described herein, it being specifically understood that the following provisions are accepted by each of the parties to this Agreement:

     5.1 BENEFIT; COMPLIANCE WITH PROCESS. This Escrow Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other entity or person whatsoever. If any property subject hereto is at any time attached, garnished or levied upon, or in case the transfer or delivery of any such property shall be stayed or enjoined, or in the case of any other legal process or judicial order affecting such property, Closing Escrow Agent is authorized to comply with any such order in any manner as it or legal counsel of its own choosing deems appropriate; and if Closing Escrow Agent complies with any process, order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity even though such order or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

     5.2 LIMITATION OF LIABILITY. Closing Escrow Agent shall not be liable for any act taken or omitted hereunder except for its gross negligence or willful misconduct. Closing Escrow Agent shall be fully protected in relying upon any instruction, notice, demand, certificate or document which Closing Escrow Agent in good faith believes to be genuine. Closing Escrow Agent may consult with legal counsel as to the construction of any of the provisions of this Escrow Agreement, and Closing Escrow Agent shall be fully protected in acting in good faith in accordance with any such advice. Closing Escrow Agent shall not incur any liability if by reason of any act or provision of any present or future law, regulation or governmental authority, or by reason of any act of God or war or other circumstances beyond Closing Escrow Agent's control, Closing Escrow Agent shall be prevented or delayed in performing any act required of it hereunder.

     5.3 VALIDITY OF DOCUMENTS. Except as expressly provided and agreed herein, Closing Escrow Agent shall not be responsible in any respect for the form, execution, validity or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

     5.4 INDEMNIFICATION. PJ, Newco, the Operating Companies and the Shareholders agree, jointly and severally, to indemnify and hold Closing Escrow Agent harmless from and against any loss, liability, costs, damages and expenses, including reasonable counsel fees, that are incurred by Closing Escrow Agent and that arise out of or in connection with this Escrow Agreement or its performance of its obligations, or exercise of its rights hereunder, except for those arising from Closing Escrow Agent's gross negligence or willful misconduct.

     5.5 RESIGNATION. Closing Escrow Agent may resign at any time by giving at least 30 days written notice thereof. Within 20 days after receiving the aforesaid notice, the parties hereto shall agree on and appoint a successor Closing Escrow Agent, at which time Closing Escrow Agent shall distribute the property then held hereunder to its successor.

     5.6 DISPUTES. If a dispute or conflicting claim arises by or among PJ or Newco and any of the Operating Companies or the Shareholders, or any other person or entity, with respect to any property deposited hereunder, Closing Escrow Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such property so long as such dispute or conflict shall continue. Closing Escrow Agent shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. Closing Escrow Agent shall be entitled to refuse to act until either such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Closing Escrow Agent, or Closing Escrow Agent shall have received security or an indemnity satisfactory to Closing Escrow Agent sufficient to save it harmless from and against any and all loss, liability or expense which it may incur by reason of its acting. Closing Escrow Agent may, in addition, elect to commence an interpleader action or seek other judicial relief or orders as it may deem necessary.

   6. FEES OF CLOSING ESCROW AGENT. Except as specifically set forth herein, all fees of Closing Escrow Agent shall be paid by PJ's.

   7. NOTICES. All notices and other communications required or permitted hereunder shall be sufficiently given if in writing and personally delivered against a written receipt, if delivered to a reputable express messenger service (such as Federal Express, UPS or DHL Courier) for overnight delivery, when sent by confirmed telephone facsimile (fax) or sent by registered, express or certified U.S. mail, with postage prepaid, addressed as follows:

    If to PJ or Newco:         PJ America, Inc.
                               9109 Parkway East
                               Birmingham, Alabama 35206
                               Attn: Douglas S. Stephens, President


     With Copy to:             Greenebaum Doll & McDonald PLLC
                               3300 National City Tower
                               Louisville, Kentucky 40202
                               Attn: Ivan M. Diamond

     If to EC, TC or Textra:   Extra Cheese, Inc.
                               9109 Parkway East
                               Birmingham, Alabama 35206
                               Attn: Douglas S. Stephens

     If to PJV or PJVA:        PJV, Inc.
                               4909 Augusta Avenue
                               Richmond, VA 23230
                               Attn: Richard F. Sherman


     If to Alabama Share-
     holder Representative:    Michael M. Fleishman
                               3300 National City Tower
                               Louisville, Kentucky 40202


     If to Virginia Share-
     holder Representative:    Martin T. Hart
                               875 Race Street
                               Denver, Colorado 80206


     To Closing
     Escrow Agent:             Greenebaum Doll & McDonald PLLC
                               3300 First National Tower
                               Louisville, Kentucky 40202
                               Attn: Ivan M. Diamond

or to such other address or addresses as any of the parties to this Plan shall furnish to the others in writing. Notices shall be deemed given when personally delivered, when delivered to an express messenger service, when transmitted by confirmed fax or when deposited in the U.S. mail in accordance with the foregoing provisions. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of personal delivery, the date of delivery by a reputable messenger service, the date of confirmation of a fax, or the date on the return receipt, as applicable.

   8. GOVERNING LAW. This Escrow Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Kentucky.

   9. BINDING AGREEMENT. All of the terms, provisions and conditions of this Escrow Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, personal representatives, successors and assigns.

   10. TIME OF THE ESSENCE. Time is of the essence to the performance of the duties and obligations of the parties hereto as set forth in this Escrow Agreement.

   11. TERMINATION. This Escrow Agreement shall terminate upon disposition of Closing Documents pursuant to the provisions hereof. Notwithstanding any other provision of this Escrow Agreement, if the Closing shall not have occurred prior to December 1, 1996, and either PJ, an Operating Company or a Shareholders' Representative notifies Closing Escrow Agent in writing of the termination of the Merger Agreement, then this Escrow

Agreement shall terminate and the agreements, certificates, documents, instruments and funds, if any, delivered to the Closing Escrow Agent hereunder shall be returned by the Closing Escrow Agent to the party delivering them hereunder and the escrow hereunder shall terminate.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow Agreement as of the day and year first above written.


                                       PJ AMERICA, INC.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                                ("PJ")


                                       EXTRA CHEESE, INC.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       TWICE THE CHEESE, INC.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       TEXTRA CHEESE CORP.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       PJV, INC.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       PJVA, INC.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       -----------------------------------------
                                       MICHAEL M. FLEISHMAN, individually
                                       a Shareholder of EC, TC and Textra


                                       -----------------------------------------
                                       BRENDA A. FLEISHMAN, individually
                                       a Shareholder of EC


                                       -----------------------------------------
                                       BRENDA A. FLEISHMAN, as Custodian
                                       of Zachary T. Fleishman, under the
                                       Kentucky Uniform Gift to Minors Act, a
                                       Shareholder of EC


                                       -----------------------------------------
                                       JILL FLEISHMAN, individually
                                       a Shareholder of EC

                                       -----------------------------------------
                                       JASON FLEISHMAN, individually
                                       a Shareholder of EC


                                       -----------------------------------------
                                       PATTY J. O'BRIEN, individually
                                       a Shareholder of EC


                                       -----------------------------------------
                                       FRANK M. KEENER, individually
                                       a Shareholder of EC, TC and Textra


                                       -----------------------------------------
                                       STEPHEN P. LANGFORD, individually
                                       a Shareholder of EC, TC and Textra

                                       -----------------------------------------
                                       RICHARD F. SHERMAN, individually
                                       a Shareholder of EC, TC and Textra,
                                       PJV and PJVA


                                       -----------------------------------------
                                       DOUGLAS S. STEPHENS, individually
                                       a Shareholder of EC, TC and Textra


                                       -----------------------------------------
                                       ADRIAN OWENS, individually,
                                       a Shareholder of TC

                                       ----------------------------------------
                                         ROBERT W. CURTIS, JR., individually,
                                         a Shareholder of TC


                                       ----------------------------------------
                                         PAMELA M. BAKER, individually,
                                         a Shareholder of PJV and PJVA


                                       ----------------------------------------
                                         MICHAEL J. GRISANTI, individually,
                                         a Shareholder of PJV and PJVA


                                       ----------------------------------------
                                         KARA HART, individually,
                                         a Shareholder of PJV and PJVA


                                       ----------------------------------------
                                         MARCINE HART, individually,
                                         a Shareholder of PJV and PJVA


                                       ----------------------------------------
                                         MARTIN T. HART, individually,
                                         a Shareholder of PJV and PJVA


                                       ----------------------------------------
                                         JACK A. LAUGHERY, individually,
                                         a Shareholder of PJV and PJVA


                                       ----------------------------------------
                                         MARTHA C. LAUGHERY, individually,
                                         a Shareholder of PJV and PJVA

                                       ----------------------------------------
                                         LISA I. O'CONNELL, individually,
                                         a Shareholder of PJV and PJVA


                                       ----------------------------------------
                                         JAMES REIKEL, individually,
                                         a Shareholder of PJV and PJVA


                                       ----------------------------------------
                                         CYNTHIA A. SAUNDERS, individually,
                                         a Shareholder of PJV and PJVA


                                       ----------------------------------------
                                         STEPHEN M. SAUNDERS, individually,
                                         a Shareholder of PJV and PJVA


                                       ----------------------------------------
                                         MERIDA L. SHERMAN, individually,
                                         a Shareholder of PJV and PJVA


                                       ----------------------------------------
                                         NICHOLAS H. SHERMAN, individually,
                                         a Shareholder of PJV and PJVA



                                         GREENEBAUM DOLL & MCDONALD PLLC


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------

                                  EXHIBIT F1
                                  ----------
                             CERTIFICATE OF MERGER
                                      OF
                              EXTRA CHEESE, INC.
                                     INTO
                               PJ AMERICA, INC.

================================================================================


     Pursuant to provisions of Section 252 of the Delaware General Corporation Law, the undersigned corporations ("CONSTITUENT CORPORATIONS") hereby adopt the following Certificate of Merger for the purpose of merging EXTRA CHEESE, INC., an Alabama corporation ("EC"), with and into PJ AMERICA, Inc., a Delaware corporation ("PJA"), which shall be the surviving entity in the Merger.

       FIRST: EC was incorporated in the State of Alabama. PJA was incorporated in the State of Delaware.

       SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with Section 252(c) of the Delaware General Corporation Law. The Agreement of Merger has been approved by PJA in accordance with Section 251(f) as no shares of stock of PJA were issued prior to the adoption by the Board of Directors of PJA of the resolution approving the Agreement of Merger.

       THIRD:    The name of the surviving corporation is PJ America, Inc.

       FOURTH: The Certificate of Incorporation of PJA shall be the Certificate of Incorporation of the surviving corporation.

       FIFTH: The executed Agreement of Merger is on file at the principal place of business of PJA, which is as follows:

                                  9109 Parkway East
                                  Birmingham, AL 35206

       SIXTH: A copy of the Agreement of Merger will be furnished by PJA, on request and without cost, to any stockholder of any Constituent Corporation.

       SEVENTH: The authorized capital stock of EC is 1,000 shares of Common Stock, no par value per share.

       EIGHTH: No agreement is required by Section 252(d) of the Delaware General Corporation Law.

       NINTH: The merger shall be effective as of 9:01 A.M. on ______________, 1996.

Dated: _______________________

                                         EXTRA CHEESE, INC.

                                         By:
                                              ----------------------------------
                                              Douglas S. Stephens,
                                              President

                                         By:
                                              ----------------------------------

                                              -----------------------, Secretary

                                         PJ AMERICA, INC.

                                         By:
                                              ----------------------------------
                                              Douglas S. Stephens,
                                              President

                                         By:
                                              ----------------------------------
                                              -------------------, Secretary

The foregoing instrument
was prepared by:


- --------------------------
Daniel E. Fisher
Greenebaum Doll & McDonald
3300 National City Tower
Louisville, KY 40202
(502) 589-4200

                                  EXHIBIT F2
                              ARTICLES OF MERGER
                                      OF
                              EXTRA CHEESE, INC.
                                     INTO
                               PJ AMERICA, INC.

==============================================================================

   Pursuant to provisions of Section 10-2B-11.05 of the Alabama Business Corporation Act, the undersigned corporations ("Constituent Corporations") hereby adopt the following Articles of Merger for the purpose of merging Extra Cheese, Inc., an Alabama corporation ("EC"), with and into PJ America, Inc., a Delaware corporation ("PJA"), which shall be the surviving entity in the Merger.

       FIRST: The Plan of Merger duly authorized and approved by each of the Constituent Corporations is attached hereto as Exhibit A and is hereby incorporated by reference as a part of these Articles of Merger.

       SECOND: Shareholder approval with respect to PJA was not required because PJA has no outstanding shares of stock.

       THIRD: EC has 1,000 outstanding shares of common stock, having no par value per share. Each such share was entitled to one vote on the merger.

       FOURTH: All 1,000 common shares of PJ voted in favor of the Plan of Merger.

       FIFTH: PJ's Articles of Incorporation are filed in __________ County, Alabama.

       SIXTH: The merger shall be effective as of 9:01 A.M. on ______ __, 1996.


Dated: ____________________

                                    EXTRA CHEESE, INC.

                                    By: /s/ Douglas S. Stephens
                                       ------------------------------
                                        Douglas S. Stephens,
                                        President

                                         PJ AMERICA, INC.


                                         By:
                                            ------------------------
                                             Douglas S. Stephens,
                                             President


The foregoing instrument
was prepared by:


- --------------------------
Daniel E. Fisher
Greenebaum Doll & McDonald
3300 National City Tower
Louisville, KY 40202
(502) 589-4200

                                   EXHIBIT G

                      DELAWARE MERGER -- SHARE EXCHANGES
                      ----------------------------------

           NAME                           SHARES         PERCENT OF PJ
- ----------------------------------------------------------------------
Richard F. Sherman                        544,199          0.181400

Merida L. Sherman                          36,176          0.012059

Nicholas H. Sherman                        36,176          0.012059

Frank M. Keener                           522,603          0.174201

Michael M. Fleishman                      333,430          0.111143

Brenda A. Fleishman                        20,000          0.006667

Jill M. Fleishman                           2,000          0.000667

Brenda A. Fleishman, Custodian for          3,000          0.001000
Zachary T. Fleishman

Jason T. Fleishman                          2,000          0.000667

Patty J. O'Brien                            1,000          0.000333

Stephen P. Langford                       292,464          0.097488

Douglas S. Stephens                       292,464          0.097488

Jack A. Laughery                          299,962          0.099987

Martha C. Laughery                         24,118          0.008039

Martin T. Hart                             67,831          0.022610

Cynthia A. Saunders                        36,176          0.012059

Pamela M. Baker                            36,176          0.012059

Marcine Hart                               36,176          0.012059

Lisa I. O'Connell                          36,176          0.012059

Kara Hart                                  36,176          0.012059

Michael J. Grisanti                       248,713          0.082904

James Reikel                               60,294          0.020098

Stephen M. Saunders                        24,118          0.008039

Adrian Owens                                4,286          0.001429

Robert W. Curtis, Jr.                       4,286          0.001429
                                        ---------------------------
                                        3,000,000          1.000000
                                        ===========================

                                   EXHIBIT I

                           CASH DEPOSIT PERCENTAGES
                           ------------------------



           NAME                   SHARES       PERCENT OF EC   CASH DEPOSIT
- ---------------------------------------------------------------------------
Richard F. Sherman                544,199         0.181400       18,139.97

Merida L. Sherman                  36,176         0.012059        1,205.87

Nicholas H. Sherman                36,176         0.012059        1,205.87

Frank M. Keener                   522,603         0.174201       17,420.10

Michael M. Fleishman              333,430         0.111143       11,114.33

Brenda A. Fleishman                20,000         0.006667          666.67

Jill M. Fleishman                   2,000         0.000667           66.67

Brenda A. Fleishman, Custodian      3,000         0.001000          100.00
for Zachary T. Fleishman

Jason T. Fleishman                  2,000         0.000667           66.67

Patty J. O'Brien                    1,000         0.000333           33.33

Stephen P. Langford               292,464         0.097488        9,748.80

Douglas S. Stephens               292,464         0.097488        9,748.80

Jack A. Laughery                  299,962         0.099987        9,998.73

Martha C. Laughery                 24,118         0.008039          803.93

Martin T. Hart                     67,831         0.022610        2,261.03

Cynthia A. Saunders                36,176         0.012059        1,205.87

Pamela M. Baker                    36,176         0.012059        1,205.87

Marcine Hart                       36,176         0.012059        1,205.87

Lisa I. O'Connell                  36,176         0.012059        1,205.87

Kara Hart                          36,176         0.012059        1,205.87

Michael J. Grisanti               248,713         0.082904        8,290.43

James Reikel                       60,294         0.020098        2,009.80

Stephen M. Saunders                24,118         0.008039          803.93

Adrian Owens                        4,286         0.001429          142.87

Robert W. Curtis, Jr.               4,286         0 001429          142.87
                                ------------------------------------------
                                3,000,000         1.000000      100,000.00
                                ==========================================